                                                                   EXHIBIT 10.23

                     AMENDED AND RESTATED CREDIT AGREEMENT

     THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of the 1/st/ day of December, 1999, by and among ALL AMERICAN PIPELINE, L.P. ("Borrower"), PLAINS MARKETING, L.P. ("Marketing"), PLAINS ALL AMERICAN PIPELINE, L.P. ("Plains MLP"), and BANKBOSTON, N.A., as Administrative Agent (in such capacity, "Administrative Agent"), and the Lenders party hereto.

                             W I T N E S S E T H:

     WHEREAS, Borrower, Marketing, Plains MLP, Administrative Agent, and Lenders entered into that certain Credit Agreement dated as of November 17, 1998 (as amended, restated, or supplemented to the date hereof, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make and made loans to Borrower as therein provided; and

     WHEREAS, Borrower, Marketing, Plains MLP, Administrative Agent, and Lenders desire to amend and restate the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, as amended and restated hereby, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

             ARTICLE I. -- Definitions and References; Restatement
                           ---------------------------------------

     (S) 1.1.  Terms Defined in the Original Agreement.  Unless the context
               ---------------------------------------
otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement, as amended and restated hereby, shall have the same meanings whenever used herein.

     (S) 1.2.  Other Defined Terms.  Unless the context otherwise requires, the
               -------------------
following terms when used herein shall have the meanings assigned to them in this (S) 1.2.

               "Amendment" means this Amended and Restated Credit Agreement.
                ---------

               "Credit Agreement" means the Original Agreement as amended and
                ----------------
     restated hereby.

     (S) 1.3.  Restatement.  The Original Agreement is hereby restated in its
               -----------
current form with the amendments set forth herein below. This Amendment, together with the Original Agreement, shall be deemed to be an amendment and restatement of the Original Agreement. All references to the Credit Agreement in any other document, instrument, agreement, or writing shall hereafter be deemed to refer to this Amendment and to the Original Agreement as amended and restated hereby.

     (S) 2.1.  Definitions.
               -----------

     (a)       Modifications.  References to the "Marketing Credit Agreement"
               -------------
contained in the Original Credit Agreement shall be deemed to refer to such agreement as amended from time to time, including as of the date hereof. The definitions of Base Rate, Consolidated EBITDA, Consolidated Funded Indebtedness, Default Rate, Interest Expense, Letter of Credit Fee Rate, Revolver Eurodollar Rate Margin, and Term Loan Eurodollar Rate Margin contained in Section 1.1 of the Original Agreement are hereby amended in their entirety to read as follows:

               "Base Rate' means the sum of (a) the Base Rate Margin plus (b)
                ---------
     the higher of (i) the annual rate of interest announced from time to time by Administrative Agent at its "base rate" at its head office in Boston, Massachusetts, or (ii) the Federal Funds Rate plus one-half percent (0.5%) per annum; provided that such rate may not be the lowest rate at which funds are made available to customers of Administrative Agent at such time. Each change in the Base Rate shall become effective without prior notice to Borrower automatically as of the opening of business on the date of such change in the Base Rate."

               "Consolidated EBITDA' means, for any four-Fiscal Quarter period,
                -------------------
     the sum of (1) the Consolidated Net Income of Plains MLP and its Subsidiaries during such period, plus (2) all interest expense which was deducted in determining such Consolidated Net Income for such period, plus
     (3) all income taxes (including any franchise taxes to the extent based upon net income) which were deducted in determining such Consolidated Net Income, plus (4) all depreciation, amortization (including amortization of good will and debt issue costs) and other non-cash charges (including any provision for the reduction in the carrying value of assets recorded in accordance with GAAP) which were deducted in determining such Consolidated Net Income, plus (5) the Identified Loss Adjustment, minus (6) all non-cash items of income which were included in determining such Consolidated Net Income. The term "Identified Loss Adjustment" means (i) for each four-
                        --------------------------
     Fiscal Quarter period ending on or prior to March 31, 2000, the portion of the Identified Loss incurred in such period not to exceed an aggregate amount of $180,000,000 and (ii) for each four-Fiscal Quarter period ending after March 31, 2000, zero."

               "Consolidated Funded Indebtedness' means as of any date, the
                --------------------------------
     sum of the following (without duplication): (i) all Indebtedness which is classified as "long-term indebtedness" on a consolidated balance sheet of Plains MLP and its Consolidated Subsidiaries prepared as of such date in accordance with GAAP and any current maturities or other principal amount in respect of such Indebtedness due within one year but which was classified as "long-term indebtedness" at the creation thereof, (ii) indebtedness for borrowed money of Plains MLP and its Consolidated Subsidiaries outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) over a period of more than one year, notwithstanding the fact that any such borrowing is made within one year of the expiration of such agreement, and (iii) Indebtedness in respect of Capital Leases of Plains MLP and its Consolidated Subsidiaries; provided, however, Consolidated Funded Indebtedness shall not include (i) Indebtedness in respect of letters of credit or in respect of Cash and Carry Purchases and
     (ii) subordinate Indebtedness referred to in subsection 7.1(g)."

               "Default Rate' means, at the time in question, (i) four percent
                ------------
     (4%) per annum plus the Adjusted Eurodollar Rate then in effect for any Eurodollar Loan (up to the end of the applicable Interest Period) or (ii) two percent (2%) per annum plus the Base Rate for each Base Rate Loan; provided, however, the Default Rate shall never exceed the Highest Lawful Rate."

               "Interest Expense' means, with respect to any period, the sum
                ----------------
     (without duplication) of the following (in each case, eliminating all offsetting debits and credits between Plains MLP and its Subsidiaries and all other items required to be eliminated in the course of the preparation of Consolidated financial statements of Plains MLP and its Subsidiaries in accordance with GAAP): (a) all interest and commitment fees in respect of Indebtedness of Plains MLP or any of its Subsidiaries (including imputed interest on Capital Lease Obligations) which are accrued during such period and whether expensed in such period or capitalized; plus (b) all fees, expenses and charges in respect of letters of credit issued for the account of Plains MLP or any of its Subsidiaries, which are accrued during such period and whether expensed in such period or capitalized. Interest which is accrued but unpaid on the subordinate Indebtedness referred to in subsection 7.1(g), the fees payable pursuant to the letter agreement described in Section 2.12(d)(ii) of the Marketing Agreement, and the amendment fee payable pursuant to Section 3.1(f) of the Third Amendment to the Credit Agreement shall not be treated as Interest Expense.

               "Letter of Credit Fee Rate' means two and one-quarter percent
                -------------------------
     (2.25%) per annum."

               "Revolver Eurodollar Rate Margin' means two and one-quarter
                -------------------------------
     percent (2.25%) per annum."

               "Term Loan Eurodollar Rate Margin' means two and one-quarter
                --------------------------------
     percent (2.25%) per annum."

     (b)       Additions.  The following definitions are hereby added to
               ---------
Section 1.1 of the Original Agreement:

               "Base Rate Margin' means three-quarters of one percent (0.75%)
                ----------------
     per annum."

               "Identified Loss' means (i) the loss in the aggregate amount of
                ---------------
     $160,000,000 arising from unauthorized trading activity by Marketing during the period of January 1, 1999 to November 20, 1999 plus (ii) the fees and expenses of lawyers, accountants and other professionals and fees associated with amendments and waivers by lenders, in each case associated with such loss in an aggregate amount up to $20,000,000."

     (c)       Deletions.  The definitions of "Applicable Leverage Ratio",
               ---------
"Applicable Rating Level", and "Term Loan Base Rate Margin" are hereby deleted in their entirety from the Original Agreement.

     (S) 2.2.  Interest Rates and Fees.  The reference to "Base Rate plus the
               -----------------------
Term Loan Base Rate Margin" in Section 2.5(b) of the Original Agreement is hereby deemed to read "Base Rate".

     (S) 2.3.  Indebtedness.
               ------------

     (a) Section 7.1(e) of the Original Agreement is hereby amended in its entirety to read as follows:

               "(e) Indebtedness under the Marketing Credit Agreement, provided that the principal amount of loans and face amount of letters of credit thereunder at any one time outstanding shall not exceed $375,000,000;"

     (b) Section 7.1 of the Original Agreement is hereby amended by renumbering clause (g) to be clause (h) and to insert a new clause (g), to read as follows:

               "(g) Indebtedness in a principal amount not at any time in excess of $114,000,000 (plus accrued unpaid interest on such principal amount) owing by Marketing to General Partner and subordinated to the Obligations under this Agreement and the Indebtedness under the Marketing Agreement on terms and conditions satisfactory to Administrative Agent."

     (S) 2.4.  Limitation on Dividends and Redemptions. Section 7.6 of the
               ---------------------------------------
Original Agreement is hereby to read as follows:

               "Section 7.6  Limitation on Dividends and Redemptions.  No
                             ---------------------------------------
     Restricted Person will declare or pay any dividends on, or make any other distribution in respect of, any class of its capital stock or any partnership or other interest in it, nor will any Restricted Person directly or indirectly make any capital contribution to or purchase, redeem, acquire or retire any shares of the capital stock of or partnership interests in any Restricted Person (whether such interests are now or hereafter issued, outstanding or created), or cause or permit any reduction or retirement of the capital stock of any Restricted Person, while any Loan is outstanding. Notwithstanding the foregoing, but subject to Section 7.5,
     (i) Subsidiaries of Plains MLP, Borrower, or of any Guarantor shall not be restricted, directly or indirectly, from declaring and paying dividends or making any other distributions to Plains MLP, Borrower, or any such Guarantor, respectively, (ii) no Restricted Person shall be restricted from making capital contributions to a Wholly Owned Subsidiary of such Restricted Person that is a Guarantor, and (iii) Plains MLP may make a regular quarterly distribution of Available

     Cash to its partners in accordance with the Partnership Agreement if, and only if, Majority Lenders shall have given their prior written consent to such distribution."

     (S) 2.5. Current Ratio. Section 7.11 of the Original Agreement is hereby amended in its entirety to read as follows:

               "Section 7.11. Current Ratio. The ratio of (i) the sum of Plains MLP's Consolidated current assets plus the excess, if any, of the Revolver Commitment over the Revolver Usage to (ii) Plains MLP's Consolidated current liabilities will never be less than 1.0 to 1.0. For purposes of this section, Plains MLP's Consolidated current liabilities will be calculated without including (a) any payments of principal on the Notes which are required to be repaid within one year from the time of calculation and (b) all Liabilities arising under permitted Hedging Contracts. Further, Consolidated current liabilities shall be decreased by
     (x) $105,000,000 for the period from December 1, 1999 to and including January 31, 2000 and (y) $10,000,000 for the period from January 31, 2000 through and including February 28, 2000."

     (S) 2.6.  Debt to Capital Ratio.  Section 7.15 of the Original Agreement is
               ---------------------
hereby amended in its entirety to read as follows:

               "Section 7.15  Debt to Capital Ratio.  On or before April 30,
                              ---------------------
     2000, the ratio of (a) all Consolidated Funded Indebtedness to (b) the sum of Consolidated Funded Indebtedness plus Consolidated Net Worth plus one-half (50%) of the Identified Loss will never be greater than .60 to 1.0 at any time. After April 30, 2000, the ratio of (a) all Consolidated Funded Indebtedness to (b) the sum of Consolidated Funded Indebtedness plus Consolidated Net Worth will never be greater than .60 to 1.0 at any time."

     (S) 2.7. Open Inventory Position. Section 7.16 is hereby added to the Original Agreement to read as follows:

               "Section 7.16. Open Inventory Position. Borrower shall not at any time have an Open Position other than inventory consisting of tank bottoms, pipeline line fill requirements and other working inventory not to exceed at any time 600,000 barrels in the aggregate."

     (S) 2.8.  Waiver.  This Amendment, upon its effectiveness as provided in
               ------
(S) 3.1, shall waive (i) the violations of Sections 7.6, 7.11, and 7.15 of the Original Agreement by Borrower on and prior to the date hereof, based upon unauthorized trading activities disclosed by Plains MLP in its press release of November 29, 1999, (ii) the Events of Default arising under Sections 8.1(f) and 8.1(g) of the Original Agreement on and prior to the date hereof, based upon unauthorized trading activities disclosed by Plains MLP in its press release of November 29, 1999, and (iii) those Defaults and Events of Default occurring on or before December 1, 1999 resulting from the foregoing.

     (S) 2.9.  Consent.  Each Lender a party hereto hereby consents to (i) the
               -------
sale by Borrower of the linefill carried in the All American Pipeline during the period from December 1, 1999 through February 29, 2000 as is contracted for on the date of this Amendment, (ii) any earlier monetization of such linefill and the contracts for the sale thereof (including, without limitation, a sale or loan with recourse limited to such linefill and contracts), (iii) the retention of the proceeds of such sale or monetization in a cash collateral account within the control of Administrative Agent under the Credit Agreement to secure, on a first priority basis, the Obligations and, on a second priority basis, the Indebtedness under the Marketing Credit Agreement, in accordance with the Intercreditor Agreement, (iv) the delivery of such proceeds to Marketing by the Administrative Agent from time to time upon request by Marketing for the payment of accounts payable of Marketing on the date such payables are actually paid and
(v) the release of the Lien under the Security Documents on such linefill and such proceeds upon use of such proceeds for such purpose. The Restricted Persons agree that the portion of the transferred proceeds owned by Borrower shall be made as a loan from Borrower to Marketing, and that such loan shall evidenced in a manner satisfactory to the Administrative Agent and shall be subordinated to the Obligations under the Credit Agreement and to the Indebtedness under the Marketing Credit Agreement on terms and conditions satisfactory to the Administrative Agent.

                  ARTICLE III. -- Conditions of Effectiveness
                                  ---------------------------

     (S) 3.1.  Effective Date.  This Amendment shall become effective as of the
               --------------
date first above written when and only when:

               (a) Administrative Agent shall have received, at Administrative Agent's office: (i) a counterpart of this Amendment executed and delivered by Borrower, Marketing, Plains MLP, Administrative Agent, and each Lender,
     (ii) a certificate of a duly authorized officer of General Partner (A) stating that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness,
     (B) stating that no Material Adverse Change shall have occurred other than the Identified Loss, and (C) having attached thereto as an exhibit a copy of resolutions duly adopted by the Board of Directors of General Partner in full force and effect at the time that this Amendment is entered into, and containing such other certifications as shall be required by Administrative Agent, in form and substance acceptable to Administrative Agent, (iii) an opinion of Fulbright & Jaworski, L.L.P., special Texas and New York counsel to Restricted Persons, in form and substance acceptable to Administrative Agent in Administrative Agent's sole and absolute discretion, and (iv) an opinion of Michael R. Patterson, General Counsel for Restricted Persons.

               (b) General Partner shall have made on or after November 21, 1999 a loan to Marketing in an amount not less than $64,000,000 which loan shall have been subordinated to the Obligations upon terms and conditions satisfactory to Administrative Agent.

               (c) Marketing shall have used its best efforts to have pledged all of the outstanding limited partnership interests in Plains Scurlock Permian, L.P. as Collateral pursuant to Security Documents satisfactory to Administrative Agent, such Collateral to be "Marketing Priority Collateral" (as such term is defined in the Intercreditor Agreement).

               (d) Payment of all fees and expenses of Thompson & Knight LLP, counsel to Administrative Agent.

               (e) A contemporaneous amendment to the Marketing Credit Agreement which has the effect of increasing the Maximum Facility Amount (as defined therein) to not less than $300,000,000 (as set forth on Schedule 3.1) but no more than $450,000,000 and making substantially the same amendments and waivers as set forth in (S)(S) 2.3 - 2.7 of this Amendment and amending the definition of Consolidated EBITDA as set forth in (S) 2.1 of this Amendment.

               (f) The payment to each Lender of an amendment fee of .375% of the sum of such Lender's Revolver Commitment plus such Lender's Term Loans.

               (g) Administrative Agent shall have received all documents and instruments which Administrative Agent has then requested, in addition to those described in the foregoing (S) 3.1(a) through and including (S) 3.1(f).

                 ARTICLE IV. -- Representations and Warranties
                                ------------------------------

     (S) 4.1.  Representations and Warranties of Plains MLP and Borrower.  In
               ---------------------------------------------------------
order to induce Administrative Agent and Lenders to enter into this Amendment, Plains MLP and Borrower represent and warrant to Administrative Agent and each Lender that:

               (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representation and warranty was made as of a specific date.

               (b) Each Restricted Person is duly authorized to execute and deliver this Amendment, and Borrower is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. Each Restricted Person has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of their respective obligations hereunder.

               (c) The execution and delivery by each Restricted Person of this Amendment, the performance by each Restricted Person of its respective obligations hereunder, and the consummation of the transactions contemplated hereby, do not and will not conflict with any provision of law, statute, rule or regulation or of the constituent documents of any Restricted Person, or of any material agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person, or result in the creation of any lien, charge or encumbrance upon any assets or properties of any Restricted Person, except in favor of Administrative Agent for the benefit of Lenders and other Permitted Liens. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by any Restricted Person of this Amendment or to consummate the transactions contemplated hereby.

               (d) When this Amendment has been duly executed and delivered, each of the Loan Documents, as amended by this Amendment, will be a legal and binding instrument and agreement of each Restricted Person, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally and to general principles of equity).

               (e) No Material Adverse Change has occurred other than the Identified Loss.

                          ARTICLE V. -- Miscellaneous
                                        -------------

     (S) 5.1.  Ratification of Agreements; Release.  The Original Agreement, as
               -----------------------------------
hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents (including but not limited to each Guaranty), as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by each Restricted Person to the extent a party thereto. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. As further consideration and to induce each Lender Party to enter into and grant the accommodations contained in this Amendment, each Restricted Person - on behalf of itself and, to the extent it is permitted by law or is otherwise expressly authorized to do so, on behalf of all of its affiliates (collectively, "Releasing Parties") -- hereby generally release and forever discharge each Lender party and each of their respective affiliates (collectively, "Released Parties"), from any and all claims, demands, and causes of action of whatever kind or character which such Releasing party has, or may have in the future, based on any actions, failures to act, or events that have occurred prior to the effective date hereof, which in any way relate to or are based upon (i) any transactions of any kind among the Releasing Parties , on the one hand, and the Released Parties, on the other hand, or (ii) any actual or alleged negotiations, discussions, representations, warranties, promises, or other undertakings by Released Parties in connection with any of the foregoing (the "Released Claims"). This release is to be construed as the broadest type of general release and covers and releases any and all Released Claims, whether known or unknown and however or whenever arising, whether by contract or agreement, at law or under any statute (including without limitation any law or statute pertaining to negligence, gross negligence, strict liability, fraud, deceptive trade practices, negligent misrepresentation, securities violations, breach of fiduciary duty, breach of contract, trade regulation, regulation of business or competition, conspiracy or racketeering), or otherwise arising, and expressly including any claims for punitive or exemplary damages, attorneys' fees, or penalties. To the extent that any Released Claims with respect to Released Parties have not been released by this letter agreement, each Releasing Party hereby assign s such Released Claims to Released Parties.

     (S) 5.2.  Ratification of Security Documents.  Restricted Persons,
               ----------------------------------
Administrative Agent, and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the LC Obligations, as amended hereby, or the Notes, as amended hereby, are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which any Restricted Person is a party. Each Restricted Person hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of the such Restricted Person described as Collateral in any Security Document. Each Lender hereby acknowledges and confirms that all Obligations under the Credit Agreement, as amended hereby, shall be subject to the terms of the Intercreditor Agreement and hereby acknowledges and agrees that the Collateral described in Section 3.1(c) hereof shall be deemed "Marketing Priority Collateral" (as defined in the Intercreditor Agreement).

     (S) 5.3.  Ratification of Intercreditor Agreement.  Each Lender hereby
               ---------------------------------------
acknowledges and confirms that all Obligations under the Credit Agreement, as amended hereby, and the "Obligations" under the Marketing Credit Agreement, as amended on the date hereof, shall be and shall remain subject to the terms and entitled to the benefits of the Intercreditor Agreement.

     (S) 5.4.  Survival of Agreements.  All representations, warranties,
               ----------------------
covenants and agreements of the Restricted Persons herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Restricted Person under this Amendment and under the Credit Agreement.

     (S) 5.5.  Loan Documents.  This Amendment is a Loan Document, and all
               --------------
provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

     (S) 5.6.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

     (S) 5.7.  Counterparts.  This Amendment may be separately executed in
               ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              ALL AMERICAN PIPELINE, L.P.

                              By:  PLAINS ALL AMERICAN INC.,
                                   its general partner

                                   By: /s/ Phil Kramer
                                       Phil Kramer
                                       Executive Vice President


                              PLAINS ALL AMERICAN PIPELINE, L.P.

                              By:   PLAINS ALL AMERICAN INC.,
                                    its general partner

                                    By: /s/ Phil Kramer
                                       -----------------------------------------
                                       Phil Kramer
                                       Executive Vice President


                              PLAINS MARKETING, L.P.

                              By:   PLAINS ALL AMERICAN INC.,
                                    its general partner

                                    By: /s/ Phil Kramer
                                       -----------------------------------------
                                       Phil Kramer
                                       Executive Vice President


                                    BANKBOSTON, N.A., as Administrative Agent and Lender


                                    By: /s/ T. Ronan
                                       -----------------------------------------
                                       Name:  T. Ronan
                                       Title: Director

                                    WELLS FARGO BANK (TEXAS), NATIONAL
                                    ASSOCIATION, as Lender


                                    By: /s/ Ann Rhoads
                                       -----------------------------------------
                                       Name:  Ann Rhoads
                                       Title: Vice President


                                    BANK OF SCOTLAND, as Lender


                                    By: /s/ Jack S. Dykes
                                       -----------------------------------------
                                       Name:  Jack S. Dykes
                                       Title: Executive Vice President


                                    HIBERNIA NATIONAL BANK, as Lender


                                    By: /s/ David R. Reid
                                       -----------------------------------------
                                       Name:  David R. Reid
                                       Title:  Senior Vice President


                                    BANK OF AMERICA, N.A., as Lender


                                    By: /s/ Irene C. Rummel
                                       -----------------------------------------
                                       Name:  Irene C. Rummel
                                       Title:  Vice President

                                    FIRST UNION NATIONAL BANK, Lender


                                    By: /s/ Paul N. Riddle
                                       -----------------------------------------
                                       Name:  Paul N. Riddle
                                       Title: Senior Vice President

                                    CREDIT AGRICOLE INDOSUEZ, as Lender


                                    By: /s/ Douglas A. Whiddon
                                       -----------------------------------------
                                       Name:  Douglas A. Whiddon
                                       Title: Senior Vice President
                                              Senior Relationship Manager

                                    By: /s/ Patrick Cocquerel
                                       -----------------------------------------
                                       Name:  Patrick Cocquerel
                                       Title: First Vice President, Managing
                                              Director, Head of Houston
                                              Representative Office



                                    UNION BANK OF CALIFORNIA, N.A., as Lender

                                    By: /s/ Dustin Gaspari
                                       -----------------------------------------
                                       Name:  Dustin Gaspari
                                       Title: Assistant Vice President

                                    By: /s/ John A. Clark
                                       -----------------------------------------
                                       Name:  John A. Clark
                                       Title: Vice President


                                    BANK ONE, TEXAS, N.A., as Lender

                                    By: /s/ Charles Kingwell-Smith
                                       -----------------------------------------
                                       Name:  Charles Kingwell-Smith
                                       Title: First Vice President